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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   December 27, 2004
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                       TriMedia Entertainment Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)
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           Delaware                            000-49865                             57-1107699
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(State or Other Jurisdiction                  (Commission                           (IRS Employer
     of Incorporation)                        File Number)                       Identification No.)

1080 N. Delaware Avenue                            Philadelphia, Pennnsylvania                      19125
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                                             (Address of Principal Executive Offices)            (Zip Code)
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Registrant's telephone number, including area code  (215) 426-5536
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          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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         ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As discussed in Item 2.03 below, on December 27, 2004, TM Film Distribution, Inc., our wholly-owned subsidiary, entered into a Loan Agreement with Fairbairn Private Bank Limited (the "Loan Agreement"). A copy of the Loan Agreement is attached as Exhibit 10.1 hereto. Other than the Loan Agreement, there was no previous material relationship between us or any of our affiliates, including TM Film Distribution, and Fairbairn Private Bank Limited.

         ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                    UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On December 27, 2004, TM Film Distribution, Inc., our wholly-owned subsidiary, entered into a Loan Agreement with Fairbairn Private Bank Limited (the "Loan Agreement"). The Loan Agreement established a loan facility in the maximum aggregate principal amount of 1,628,055 pounds (the "Facility") that TM Film Distribution may draw down from time to time. To date, TM Film Distribution has drawn down 1,350,000 pounds of this Facility. Interest accrues for each advance under the Facility at the rate of LIBOR on the date of the advance plus 0.375%. Pursuant to the Loan Agreement, the lender determines LIBOR in its sole discretion by reference to either (i) the relevant Reuters page at or about 11:00 a.m. (London time) on the date an advance is drawn or (ii) if no such rate can be ascertained at the relevant time, the rate offered to lender by any leading bank in the London inter-bank market at or about 11:00 a.m. (London time) on the date an advance is drawn. Amounts drawn under the Facility are due for repayment on that date which is 24 months after the date on which the final draw down of the Facility is made. Interest is payable quarterly during the term that each advance is outstanding. TM Film Distribution's obligation to repay all loan amounts under the Facility is secured by a Deed of Charge Over Cash and a Deed of Charge Over Deposit each created in favor of the lender and covering funds held on deposit by TM Film Distribution with the lender.

         ITEM 8.01.  OTHER EVENTS.

         On December 27, 2004, we received a payment of $1,468,035 from TM Film Distribution as payment of costs and expenses in connection with its formation and its activities in connection with the structuring of transactions with KeyData Media & Marketing 1, LLP. These transactions were contemplated by the Co-Operation Agreement that TM Film Distribution entered into with InnovatorOne Media Limited on January 20, 2004. Other than the loan described in Item 2.03 above, neither we nor TM Film Distribution have received any additional financing pursuant to the Co-Operation Agreement.


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         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)  EXHIBITS.

          The following exhibit is filed herewith:

         10.1 Loan Agreement Between Fairbairn Private Bank Limited and TM Film Distribution, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TRIMEDIA ENTERTAINMENT GROUP, INC.


Date:  January 5, 2005                      By: /s/ Christopher Schwartz
                                                    ---------------------------
                                                    Christopher Schwartz
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX

         10.1 Loan Agreement Between Fairbairn Private Bank Limited and TM Film Distribution, Inc.